Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	For additional	Thomas A. H. White
	information contact:	Senior Vice President, Investor Relations
423.755.8996

James W. Sabourin
Vice President, Corporate Communications
423.294.6043

RBC INSURANCE TO ACQUIRE

UNUMPROVIDENT’S CANADIAN OPERATIONS

RBC Insurance to be Canadian leader in individual disability insurance with significant position in group long-term disability

Transaction strengthens UnumProvident’s operational focus, capital position

MISSISSAUGA/CHATTANOOGA, Tenn. — November 18, 2003 — RBC Insurance, the insurance operation of Royal Bank of Canada (RY: TSX, NYSE), today announced it has agreed to purchase the Canadian operation of Provident Life and Accident Insurance Company, a wholly owned subsidiary of UnumProvident Corporation (UNM: NYSE).

Under the terms of the deal, RBC Insurance will assume UnumProvident’s Canadian policy liabilities and may invest up to C$500 million to complete the transaction and support the business in the future.

The deal is expected to close by March 2004 and is subject to approval by Canadian regulators. The acquisition is expected to be accretive to RBC’s earnings in the first year following completion of the transaction. As a result of the transaction, UnumProvident expects to release capital in excess of US$500 million, which will be used to improve its capital position.

UnumProvident’s Canadian insurance operation is based in Burlington, Ont., and focuses on underwriting, sales and service of individual and group income replacement products, known as living benefits, targeted at Canadian individuals and corporate customers through multiple distribution channels. UnumProvident also has regional offices in Toronto, Montreal, Calgary and Vancouver.

“This acquisition is a strategic fit for RBC Insurance that provides us with a strong, well-run growth business,” said Jim Westlake, Chairman and CEO, RBC Insurance. “This deal significantly expands RBC Insurance’s presence in living benefits products, making us the leading provider of individual disability insurance, as well as giving us a considerable position in group long-term disability insurance.”

“The sale of our Canadian operations to RBC Insurance is an important step in our continuing strategy to focus on areas which are consistent with our business objectives,” said UnumProvident President and CEO Thomas R. Watjen. “At the same time, it allows us to further enhance our company’s strengthening capital position, an integral component of UnumProvident’s long-term financial strategy.”

All of UnumProvident’s approximately 620 employees will be offered employment with RBC Insurance as of the close of the deal.

“Our Canadian operation is the leading provider of individual income protection in Canada and has established a presence in the group benefits business,” said Watjen. “We are pleased to know that this successful operation and the employees who built it will now become part of RBC’s impressive portfolio of financial services. It really is a winning proposition for all parties.”

Both UnumProvident and RBC Insurance anticipate the transaction will be seamless to customers. A clear focus will be placed on consistency of service and support, including meeting the special needs of group clients who have employees in both the U.S. and Canada.

About UnumProvident

UnumProvident is the largest provider of group and individual disability income protection insurance in North America. Through its subsidiaries, UnumProvident insures more than 25 million people and paid US$4.8 billion in total benefits to customers in 2002. With primary offices in Chattanooga, Tenn., and Portland, Maine, the company employs more than 13,000 people worldwide. For more information, visit www.unumprovident.com.

About RBC Insurance

RBC Insurance provides a wide range of creditor, life, health, travel, home, auto and reinsurance products and services to more than five million clients in Canada, the U.S. and internationally. These products and services are offered through a wide variety of distribution channels, including the telephone, independent brokers, travel agents, a proprietary sales force and the Internet. More information is available at www.rbcinsurance.com. RBC Insurance is the insurance division of Royal Bank of Canada. Royal Bank of Canada (TSX, NYSE: RY) uses the initials RBC as a prefix for its businesses and operating subsidiaries, which operate under the master brand name of RBC Financial Group. Royal Bank of Canada is Canada’s largest financial institution as measured by market capitalization and assets, and is one of North America’s leading diversified financial services companies. It provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. The company employs 60,000 people who serve more than 12 million personal, business and public sector clients through offices in North America and some 30 countries around the world. For more information, please visit www.rbc.com.

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For further information:

Media

Amanda Bell, Vice-President, Corporate Affairs, RBC Insurance, (905) 606-1850

Beja Rodeck, Senior Manager, Media Relations, RBC Financial Group, 1-888-880-2173

Jim Sabourin, Vice President, Corporate Communications, UnumProvident Corp., (423) 294-6043

Investors

Nabanita Merchant, SVP, Investor Relations, RBC Financial Group, (416) 955-7803

Cynthia Li, Senior Manager, Investor Relations, RBC Financial Group, (416) 955-7808

Tom White, Senior Vice President, Investor Relations, UnumProvident Corp., (423) 755-8996

Forward Looking Statements

RBC

This news release includes forward-looking statements that are subject to certain risks and uncertainties. Actual results may differ materially from the results contemplated in these forward-looking statements. Statements regarding the expected date of completion of the transaction are subject to forward-looking statements, the risk that regulatory approvals will not be obtained or that other closing conditions will not be satisfied.

Statements regarding the expected benefits of the transaction are subject to the following risks, among others: that expected benefits will not be achieved; that revenues following the acquisition will be lower than expected; that acquisition transition costs will be greater than expected; the inability to identify, develop and achieve success for new products and services; increased competition; the general economic conditions will be less favorable than expected; and that legislation or regulatory changes adversely affect the insurance business.

UnumProvident

A “safe harbor” is provided for “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Statements in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include such general matters as general economic or business conditions; events or consequences relating to terrorism and acts of war; competitive factors, including pricing pressures; legislative, regulatory, or tax changes; and the interest rate environment. More specifically, they include fluctuations in insurance reserve liabilities, projected new sales and renewals, persistency rates, incidence and recovery rates, pricing and underwriting projections and experience, retained risks in reinsurance operations, availability and cost of reinsurance, level and results of litigation, rating agency actions, regulatory actions, negative media attention, the level of pension benefit costs and funding, investment results, including credit deterioration of investments, and effectiveness of product and customer support. For further information of risks and uncertainties that could affect actual results, see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2002 and subsequently filed Form 10-Qs. The forward-looking statements are being made as of the date of this press release and the Company expressly disclaims any obligation to update any forward-looking statement contained herein.